2007 MLP Conference Las Vegas, NV September 19-20, 2007 Exhibit 99.1

Forward Looking Statements
Nasdaq: NRGY, NRGP
Except for the historical information contained herein, the matters discussed in this presentation (e.g., our growth outlook and forecasted economics) are forward-looking statements that involve risks and uncertainties. These risks and uncertainties include, among other things, market conditions, weather risks and other factors discussed in the
Company filings with the Securities and Exchange Commission including Forms 10-K, 10-Q,
S-3, and S-1.
Furthermore, any forward looking statements presented are expressed in good faith and are believed to have a reasonable basis as of the date of this presentation. Inergy assumes no responsibility to update this information and it may be superceded by later information.
Forward-looking statements are not guarantees of future performance or an assurance that our current assumptions and projections are valid. Actual results may differ materially from those projected.

3 Inergy Overview

INERGY

Corporate Office
Retail Location
West Coast NGL Operations
Stagecoach Natural Gas Storage Facility
Bath, NY LPG Storage Facility

Inergy Snapshot
Inergy, L.P. is a geographically diverse retail propane and midstream energy business
-
5
th
largest retail propane distributor serving over 700,000 customers in 28 states
-
26 bcf high-deliverability natural gas storage facility located in New York
-
1.2 million barrel LPG salt cavern storage facility located near Bath, New York
-
Fee-based NGL fractionation, storage and terminaling operations on the West Coast
-
Recently announced intent to acquire 6.2 bcf Steuben County natural gas storage complex, expandable to ~16 bcf
West Coast NGL Facility
Stagecoach Natural Gas
Storage Facility
Over 340 Retail Propane
Service Locations
Announced Acquisition:
Steuben County
Storage Complex

Tax efficient investment structure
Strategic Benefits to NRGY
NRGP among the highest financial
leverage to growth profile of public
GPs
Two Ways to Invest in Inergy
Operating
Subsidiaries
100% ownership
26.2%
Limited
Partner
Interest
89.7%
Limited
Partner
Interest
9.4%
Limited
Partner
Interest
Incentive
Distribution
Rights
0.9%
General
Partner
Interest
Inergy
Holdings, L.P.
NASDAQ: NRGP
Inergy, L.P.
NASDAQ: NRGY
Public
Unitholders
& Others
Public
Unitholders
& Others
Management
& Others
73.8%
Limited
Partner
Interest
__________________
Combined Partnership
(a)
Enterprise Value:                 ~$3,073 mm
Inergy Holdings Capitalization
(b)
Equity Market Value:           ~$947  mm
Enterprise Value:                 ~$978 mm
Inergy, L.P. Capitalization
(c)
Equity Market Value: ~$1,633 mm
Enterprise Value: ~$2,263 mm
(a) The combined partnership enterprise value is adjusted to exclude the NRGY partnership interest owned by NRGP.
(b) Inergy Holdings, L.P. equity market value as of September 11, 2007 and net debt balances as of June 30, 2007.
(c) Inergy, L.P. equity market value as of September 11, 2007 and net debt balances as of June 30, 2007.  The trading value of Inergy, L.P. units is grossed-up to reflect ~.9% general partner interest.

Investment Highlights
High Return Investment Opportunities
Significant Management Ownership Aligned With
Unitholders
Growth
Attractive Yields
Quarterly Cash Distributions are Tax-Advantaged
Significant Cash Distribution Growth Since IPOs
Dual-Platform Growth Strategy
Continued Retail Propane Consolidation
Ongoing Expansion of Midstream Business
Income
Security
Compelling Combination of Income and Growth

INERGY

95% Distribution Growth Since IPO (a)
~12% Distribution CAGR
~127% Distribution Growth Since IPO (a)

Inergy Has Consistently Grown Cash Distributions
Distribution Growth Record
(a) Annualized Distributions.
__________________
NRGY
NRGP
Fiscal 2002 Fiscal 2003 Fiscal 2004
Fiscal 2005
Fiscal 2006 Fiscal 2007
$1.20
$1.25
$1.32
$1.35
$1.40
$1.43
$1.46
$1.50
$1.54
$1.58
$1.62
$1.66
$1.70
$1.90
$2.00
$2.04
$0.90
$2.08
$1.08
$2.12
$1.16
$2.16
$1.28
$2.18
$1.40
$2.22
$1.50
$2.26
$1.60
$2.30
$1.92
$2.34
$2.04

Industry-Leading Total Returns
__________________
(a) Source:  Fact Set.
-50%
0%
50%
100%
150%
200%
250%
300%
350%
400%
450%
7/25/2001 10/16/2002 1/7/2004 3/30/2005 6/21/2006 9/13/2007
Indexed Total
Return (%)
Inergy, L.P.
Inergy Holdings, L.P.
S&P 500
Alerian MLP Index - AMZX
NRGY: +359.8%
Total Returns Since Inergy, L.P. IPO
S&P 500: +38.9%
NRGP: +125.6%
AMZX: +169.9%

Inergy Strategy
Further Develop the Operation of an Outstanding
Propane Franchise
–
Decentralized operating model with concentration on
attractive propane markets
–
Deliberate focus on high percentage of residential customers with high tank control
–
Supply procurement expertise
Grow Through Acquisitions & Capital Expansion Projects
–
Propane - Actively expand existing retail footprint and establish new footprints with top regional businesses
–
Midstream - Execute capital expansion projects around existing asset base
–
Pursue and evaluate complementary midstream opportunities
–
Seek to further strengthen the long-term growth profile with stable, fee-based cash flow streams
Disciplined Capital Investment
Deliver Operational Excellence

10 Propane Operations

Fundamental Supply

REFINERY
GAS PLANT
STORAGE
TANK TRUCK
RETAILER
BULK TRUCK
HOME OWNER

Fundamental Demand

Propane Value Chain
Propane represents about 4% of household energy consumption in the US.
Propane is a basic necessity to many consumers
–
Propane is clean burning and characterized by a stable demand base
–
Customers use propane to heat homes, cook food, heat water
Propane is trucked to customers homes that are beyond the natural gas distribution network
Inergy competes in the storage, transportation, and distribution areas of the value chain

Propane Business
Premier national propane business
– Operations are managed on a decentralized basis
– Service customers in attractive propane markets
throughout the eastern half of the United States
– Operational metrics exceed peer group
Deliberate focus on residential customers
– Residential 69%
• 90% Tank Control
– Industrial/Commercial          23%
– Agricultural 8%
Demonstrated strength in wholesale
supply, procurement, and risk
management

Superior Operating Performance
Decentralized structure lends
itself to better pricing and
operational decision-making
Focus on retail margin drives
value to cash flow line
Strong wholesale supply and
procurement business reduces
risk and protects margins
__________________
$0.50
$0.60
$0.70
$0.80
$0.90
Inergy (b) Peer Average (c)
Gross Profit/Retail Propane Gallon
(a)
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
Inergy (b) Peer Average (c)
EBITDA/Retail Propane Gallon
(a)
(a) Source: 2006 10-K filings.  Data includes gross profit and EBITDA from propane operations.
(b) Inergy’s EBITDA and gross profit exclude i) non-cash gains or losses on derivative contracts associated with fixed price sales to retail propane customers, ii) non-cash compensation charges, and iii) gains or losses on the disposal of assets as disclosed in SEC filings.
(c) Peer average includes: APU, ETP, FGP, and SPH.

Demonstrated Acquisition Performance
Inergy has executed 69 acquisitions (including 63 retail
propane transactions) totaling ~$1.5 billion from inception
in 1996 to date
Disciplined acquisition criteria
Proven integration model
–
Rigorous due diligence and underwriting process
–
Immediate and intense focus on performance against set
expectations
Propane valuations continue to be relatively attractive
Inergy expects to continue to lead the propane market
consolidation

Propane Consolidation Opportunities
Top 10 Propane Retailers Control ~39% of Market Share (b)
Domestic Retail Market for LPG is Approximately 10.4 Billion Gallons (a)
__________________
(a) Source: January 2007 American Petroleum Institute Report.
(b) Source: February 2007 LPG as Magazine.
(c) Cooperatives.
Suburban Propane
4.5%
Energy Transfer
5.9%
Ferrellgas
7.8%
Over 5,000 Independent
Retailers
61.0%
Cenex (c)
3.9%
Blossman Gas Inc.
0.7%
MFA Oil Co. (c)
0.8%
Growmark (c)
1.9%
Inergy, L.P.
3.6%
Amerigas
9.3%
Southern States (c)
0.7%

16 Midstream Operations

Midstream Platform
Stable, fee-based cash flow profile with little/no seasonality
Currently represents ~27% of overall Inergy pro forma EBITDA
– Exceeds 30% with expansion projects and potential propane acquisitions as shown on page 32
High quality predominantly investment-grade customer base
Stable Economic
Return
High Quality
Assets
Significant
Capital
Expansion
Opportunities
Straightforward, supply/demand-driven businesses
Stagecoach - newly constructed core energy infrastructure in the
Northeast
West Coast state-of-the-art transportation/distribution facility
Consistent with our disciplined diversification strategy
West Coast isomerization unit & storage facility
Bath natural gas and LPG expansion opportunity
North Lateral connection to Millennium Pipeline
Thomas Corners natural gas storage development
(a)
(a) Represents Adjusted EBITDA for Trailing Twelve Months ended 6-30-07,  in addition to EBITDA from Stagecoach Phase II.
__________________

INERGY

TransCanada
North Bay
Niagara & Chippawa
Waddington
TQM
PNGTS
Maritimes
Iroquois
Parkway
Empire
Dracut & Beverly
Hubline
Union
Algonquin
Islander East (proposed)
Alliance
Chicago
Vector
Dawn
Tennessee
Leidy
Millennium (proposed)
Northern Border
Midwestern
ANR
Texas Eastern
Transco
LEGEND
Available
Highly Constrained

Stagecoach located in the
“sweet spot” of Northeast
natural gas market
–
Pipelines from south / west are
constrained, necessitating storage to
supply the growing Northeast market
-
Millennium intended to de-
bottleneck the Northeast with supply
made available from Stagecoach,
Empire and other Northeast supply
-
Millennium is ~9 miles from
Stagecoach
Stagecoach – Asset Overview
High performance/high deliverability natural gas storage facility located approximately 150 miles northwest of New York City
– Significant participant in Northeast natural gas distribution market
– Asset fully contracted with weighted-average maturity of contracts extending to July 2014
Stagecoach
Available v. Constrained Pipeline Corridors

Phase II Expansion Complete
Commercial Operations – Phase II
–
Phase II shippers include-Consolidated
Edison, Nexen Energy, and Coral Energy
–
Average contract maturity >8 years
Very attractive financial returns
$130 m expansion completed on-time and
on-budget
Commercial operations of Phase II began
September 1, 2007

INERGY

Schuyler
Columbia Gas 12
Columbia Gas 1
Columbia Gas
Dominion
TGP 24
South Lateral

Bath Storage Facility
1.2 million bbl salt cavern LPG
storage facility located on 125 acres
near Bath, NY (60 miles from Stagecoach)
-
Additional 210,000 gallons above ground
storage
-
High performance truck and rail loading
facilities
Expands midstream platform with
existing management team
Facility highlights:
–
Attractive base economics
–
Announced expansion to high deliverability
natural gas storage
–
Open season package being prepared to
solidify strong commercial interest
STAGECOACH
Bath, NY LPG Storage
Map of Area
Map of Area
Dominion
Millennium/Columbia Gas ROW
Tennessee Gas Pipeline
Inergy South Lateral

Steuben County Storage Complex
• 6.2 Bcf working gas capacity
• 6 vertical wells
• Facility-owned 12.5 mile
pipeline connected to
Dominion’s Woodhull line
• Currently 6 field employees
• Devonian reef
• Fully-contracted with
investment grade
counterparties
Adrian Facility
• 4 Bcf of working gas capacity
• Deliverability
• 50 mmcf/d maximum injection
• 100 mmcf/d maximum withdrawal
• 8 miles of pipeline connected to
Thomas Corners
• Salt cavern geology
• New 5 k Bhp compressor facility
• Conversion to natural gas storage
expected to be completed by
injection season 2010
Developed and Operated Integrally the Project Provides Additional
MSQ 15.9 Bcf; MDIQ 130 mmcf/d; MDWQ 260 mmcf/d
• 5.7 Bcf working gas capacity
• Deliverability
• 50 mmcf/d maximum injection
• 100 mmcf/d maximum withdrawal
• 8 high-angle vertical wells
• Capital assumptions include a 6.5
mile connection to Adrian, as well
as a 1.5 mile connection to TGPL
• Existing 7.5 mile, 8” pipeline
connected to Columbia A5 line
• New 5 k bHP compressor facility
• Devonian reef
• Planned in-service date by
injection season 2009
Thomas Corners Facility Bath Facility

INERGY

TENNESSEE GAS PIPELINE
THOMAS CORNERS
NEW REEF STORAGE
BATH
EXISTING LPG AND NEW GAS CAVERN STORAGE
EMPIRE
EXISTING REEF STORAGE
ADRIAN
COLUMBIA A5
MILLENNIUM PHASE 1
DOMINION
EXISTING LINES
PROPOSED LINES
WOODHULL

ROCHESTER
Monroe
Wayne
Onondaga
SYRACUSE
EMPIRE
VICTOR
PROPOSED COMPRESSOR STATION
STATION 237
Tennessee Gas Pipeline
HONEOYE STORAGE
Auburn
Seneca
Cayuga
Livingston
Ontario
Yates
Tompkins
Steuben
Ithaca
THOMAS CORNERS FIELD
ADRIAN STORAGE FACILITY
COLUMBIA A5
Corning
MILLENNIUM
Tioga
NFGSC Tuscarora Storage Field
WOODHULL STORAGE
DOMINION
Chemung
NEW YORK
PENNSYLVANIA
HARRISON STORAGE
ELLISBURG STORAGE
SABINSVILLE STORAGE
TIOGA STORAGE
Bradford
Tioga

Premier Gas Storage Platform
~40 Bcf of working natural gas
storage capacity located within 200
miles of New York City
Investment grade counterparties
with long term contracts
Abundant interconnections
available
STAGECOACH
Bath, NY LPG Storage

INERGY

NEVADA
UTAH
ARIZONA
CALIFORNIA
Pacific Ocean
Vallejo
San Francisco
Oakland
Daly City
Redwood City
Sunnyvale
Stockton
Santa Cruz
Salinas
Monterey
Soledad
Clovis
Fresno
Hanford
Visalia
Tulare
Corcoran
Avenal
Porterville
Delano
Wasco
Paso Robles
Atascadero
San Luis Obispo
Arroyo Grande
Santa Maria
Bakersfield
Lake Isabella
Death Valley
Pahrump
Las Vegas
Paradise
Spring
Sunrise Manor
Mesquite
Baker
Bullhead
Barstow
Edwards A.F.B.
Lancaster
Victorville
Apple Valley
Hesperia
Ventura
Oxnard
Thousand Oaks
Pasadena
Los Angeles
East Los Angeles
Torrance
Long Beach
Santa Ana
Riverside
Hemet
Indio
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

ConocoPhillips Santa Maria
Chevron Richmond
Tesoro Golden Eagle (Avon)
Shell Martinez
Valero Benicia
ConocoPhillips Rodeo
Chevron El Segundo
BP Carson
ExxonMobil Torrance
ConocoPhillips Wilmington
Valero Wilmington
Paramount Refining
Edginton Oil Long Beach
Big West
Kern Oil
San Joaquin Refining
Oxy/Chevron Elk Hills Production

Strategic West Coast Operations
West Coast NGL facility
located 18 miles West of
Bakersfield, CA in San
Joaquin Valley.
Situated between major West
Coast refining centers.

West Coast Facility Overview
Primarily fee-based revenue streams
Operations include:
–
NGL storage
–
NGL fractionation
–
State-of-the-art transportation & terminaling
Facility improvements since 2003
–
Expanded fractionation capacity by 25%
–
Doubled transport fleet from 20 to 40 units
–
Added cogeneration facility
–
Expanded rail and truck terminal capabilities
Significant planned capital expansion

Planned West Coast Expansion
Isomerization plant
– Constructing a 12,000 bpd butamer
– Isobutane used in gasoline blending
– Long term, fee-based economics
Pipelines to local refiners
– Constructing NGL product pipelines
Storage expansion
– Expanding refrigerated butane storage
capacity to approximately 15 million
gallons
Attractive investment economics
– Capital Expenditures $ 106.4 m
– Expected EBITDA $17.0 m
Expected in-service late Summer
2008
Planned
12,000 bpd
Butamer
Existing
Fractionator
Existing Bullet
Storage
Existing  5M gal
Propane Storage
Planned
15M gal
NC4 Storage
Existing 8 Bay
Truck Rack
Planned
NC4 Spherical
Storage
Planned
IC4
Spherical
Storage
West Coast Plant Expansion

Capital Investment Outlook
Expansion projects and moderate propane acquisitions generate substantial fuel for growth
–
Potential NRGY Accretion: $0.20 (9%)
–
Potential NRGP Accretion: $0.88 (43%)
__________________
12 months 7.5 x $16.7 m $125.0 m Propane Acquisitions
(a) (b)
Fall ‘10 5.5 x $ 11.0 m $60.0 m Bath Expansion
Fall ’09 8.7 x $ 12.0 m $104.0 m ASC & Thomas Corners
Fall ’08 7.4 x $2.6 m $19.2 m North Lateral
Late Summer
’08
6.3 x $17.0 m $106.4 m West Coast – Expansion
24 months 7.5 x $16.7 m $125.0 m Propane Acquisitions
(a) (b)
7.1 x
Expected
Multiple
$76.0 m $538.6 m Total Investment
Expected
In-Service
Expected
EBITDA
Expected
Capital
Investment
Planned Project /
Potential Acquisitions
(a) Potential accretion calculations include the following assumptions: (i) funding based upon a 50% equity and 50% debt mix at today’s long-term costs, (ii) maintenance capital expenditures of approximately $3.5 m, and (iii) per unit accretion measured from $2.34 NRGY.
(b) This assumed amount represents approx. avg. annual purchase price of propane acquisitions over the last 3 years.
(c) The above figures regarding growth potential are based on various forward-looking assumptions made by the management of Inergy.  While Inergy believes that these assumptions are reasonable, it can give no assurance that such results will materialize.
(a) (b) (c)
(a) (b) (c)

27 Financial Overview

Prudent Financial Policies
Balanced funding objectives
– Long-term targeted debt-to-EBITDA of approximately 3.5 to 4.0x
– Proven access to equity capital and public debt markets
– Strong liquidity position:
$425 million bank credit facility in place
$200 million available for working capital
Rigorous capital investment review process
–
All acquisitions & expansion projects must be accretive to
Distributable Cash Flow per LP unit
Conservative approach to risk management

Capitalization
(a) Adjusted EBITDA excludes i) non-cash gains or losses on derivative contracts associated with fixed price sales to retail propane customers, ii) long-term incentive and equity compensation expense, and iii) gains or losses on the disposal of assets as disclosed in Inergy, L.P.’s SEC filings.
__________________
Cash 6.8 $
Debt:
Inergy, L.P. revolving working capital credit facility 1.3 $
Inergy, L.P. revolving acquisition credit facility -
Inergy, L.P. senior unsecured notes 619.3
Other MLP debt 15.7
Total Debt 636.3 $
Total Partners' Capital 799.3 $
Total Capitalization 1,435.6 $
Adjusted EBITDA Guidance
($ in millions)
(a)
$210
Net Long Term Debt / 2007 Adjusted EBITDA Guidance
(a)
3.0 x
Net Long Term Debt / Total Capitalization 44.0%
As of  June 30, 2007
($ in millions)

Gallons (millions)

Total Gross Profit ($ millions)

EBITDA ($ millions)

$43
$111
$175
$207
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
FY 2004 FY 2005 FY 2006 TTM 6/30/07
Adjusted EBITDA
(a)
Financial Performance

0.0
50.0
100.0
150.0
200.0
250.0
300.0
350.0
400.0
FY 2004 FY 2005 FY 2006 TTM 6/30/07
Retail Propane Gallon Sales
$123
$326
$397
$456
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
$400.0
$450.0
$500.0
FY 2004 FY 2005 FY 2006 TTM 6/30/07
Total Gross Profit
(a) Adjusted EBITDA excludes i) non-cash gains or losses on derivative contracts associated with fixed price sales to retail propane customers, ii) long-term incentive and equity compensation expense, and iii) gains or losses on the disposal of assets as disclosed in Inergy, L.P.’s SEC filings.
__________________

Total Debt / EBITDA

Debt / Capitalization

EBITDA / Interest

5.4 x
3.3 x
3.3 x
4.0 x
- x
1.0 x
2.0 x
3.0 x
4.0 x
5.0 x
6.0 x
FY 2004 FY 2005 FY 2006 TTM 6/30/07
EBITDA / Interest
(a)(c)
Strong Credit Profile
2.6 x
4.9 x
3.6 x
3.1 x
1.5 x
2.0 x
2.5 x
3.0 x
3.5 x
4.0 x
4.5 x
5.0 x
FY 2004 FY 2005 FY 2006 TTM 6/30/07
LT Debt / EBITDA
(a)(b)(c)
(a) Historical represents reported results excludes seasonal working capital borrowings which are subject to a clean down provision.
(b) Historical pro forma results give EBITDA credit for debt included on the balance sheet as of the reporting date.
(c) Adjusted EBITDA excludes i) non-cash gains or losses on derivative contracts associated with fixed price sales to retail propane customers, ii) long-term incentive and equity compensation expense, and iii) gains or losses on the disposal of assets as disclosed in Inergy, L.P.’s SEC filings.
31%
45%
49%
44%
0%
10%
20%
30%
40%
50%
60%
FYE 2004 FYE 2005 FY 2006 TTM 6/30/07
LT Debt / Total Capitalization
(a)
__________________
2.1 x
PF
3.7 x
PF

Projected Cash Flow Mix
Midstream
34%
Propane
66%
Propane Midstream
Propane
81%
Midstream
19%
Propane Midstream
(a) Assumes full year of Stagecoach Phase II, as well as planned projects and planned acquisitions as described on slide 26.
__________________
+
Propane
34%
Midstream
66%
Propane Midstream
=
PROJECTS/
POTENTIAL ACQUISITIONS
(a)
OUTLOOK
TTM 6/30/2007

33 Conclusion

Investment Highlights
High Return Investment Opportunities
Significant Management Ownership Aligned With
Unitholders
Growth
Attractive Yields
Quarterly Cash Distributions are Tax-Advantaged
Significant Cash Distribution Growth Since IPOs
Dual-Platform Growth Strategy
Continued Retail Propane Consolidation
Ongoing Expansion of Midstream Business
Income
Security
Compelling Combination of Income and Growth

35 Committed to Generating Industry-Leading Returns to Our Unitholders